September 30, 2015

SUMMARY PROSPECTUS

SIIT Ultra Short Duration Bond Fund (SUSAX)

Class A

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's Statement of Additional Information, online at seic.com/fundprospectuses. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's prospectus and Statement of Additional Information, dated September 30, 2015, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

Provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.15%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.22%

seic.com

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Ultra Short Duration Bond Fund — Class A Shares	$23	$71	$124	$280

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs affect the Fund's performance. During the most recent fiscal year, the Fund's annualized portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Ultra Short Duration Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, including: (i) commercial paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) fully-collateralized repurchase agreements involving any of the foregoing obligations; and (vii) U.S. dollar-denominated instruments of foreign issuers. In addition, the Fund may invest in futures contracts, options, swaps and other similar instruments. The primary derivatives used by the Fund are futures contracts, options, interest rate swaps and credit default swaps. The Fund will primarily use futures contracts for hedging purposes to manage the Fund's exposure to interest rate risk. There will be times when the Fund utilizes futures contracts to take an active position to either add or reduce the interest rate sensitivity of the Fund. The Fund will primarily use options and swaps to either mitigate the Fund's overall level of risk or to gain exposure to a particular fixed income security or segment of the fixed income market.

Using a top-down strategy and bottom-up security selection, the Sub-Adviser seeks attractively-valued securities that offer competitive yields and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors and the duration of the Fund's entire portfolio. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. While the Fund may invest in securities with any maturity or duration, the Fund will maintain a portfolio duration of 18 months or less under normal market conditions.

To achieve its investment goal, the Fund may invest in one or more SEI-sponsored funds to pursue its investment strategies in an efficient manner. The Fund may invest in a SEI-sponsored fund only if the SEI-sponsored fund invests in securities and pursues investment strategies that are consistent with the Fund's investment goal and strategy.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts, options, interest rate swaps and credit default swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage, liquidity and market are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of options and swaps is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause

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the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risk due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Investment Style Risk — The risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some

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U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments.

Performance Information

The Fund commenced operations on February 28, 2011. The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past three years, and by showing how the Fund's average annual returns for 1 year and since the Fund's inception compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 1.19% (9/30/12)

Worst Quarter: -0.04% (6/30/13)

The Fund's total return from January 1, 2015 to June 30, 2015 was 0.61%.

Average Annual Total Returns (for the periods ended December 31, 2014)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, the Fund's returns after taxes on distributions and sale of Fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Ultra Short Duration Bond Fund	1 Year	Since Inception (2/28/2011)
Return Before Taxes	0.74%	1.19%
Return After Taxes on Distributions	0.29%	0.73%
Return After Taxes on Distributions and Sale of Fund Shares	0.42%	0.73%
Barclays Capital Short U.S. Treasury 9-12 Month Index (reflects no deduction for fees, expenses or taxes)	0.17%	0.27%

Management

Investment Adviser and Portfolio Managers. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Steven Treftz, CFA	Since 2014	Co-Portfolio Manager
Richard A. Bamford	Since 2014	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Logan Circle Partners, L.P.	Scott Pavlak, CFA Peter Mahoney	Since 2012 Since 2012	Senior Portfolio Manager Senior Portfolio Manager
Wellington Management Company LLP	Timothy E. Smith	Since 2011	Senior Managing Director, Fixed Income Portfolio Manager

Purchase and Sale of Fund Shares

The Funds' minimum investment requirements for Class A Shares are: (a) that you must be an Eligible Investor (i.e., institutions or other SIMC advisory clients that have entered into an investment management agreement with SIMC or employee benefit plans and other similar entities purchasing through approved intermediaries); and (b) that your minimum initial investment must be $100,000, with minimum subsequent investments of $1,000, which may be waived at discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) proprietary systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds are generally taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary, such as a bank, the Funds and their related companies may pay the intermediary for the sale of the Funds' shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's website for more information.